Exhibit 10.1

Execution Version

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Amendment”) dated as February 18, 2026, is entered into among DISCOVERY GLOBAL HOLDINGS, INC. a Delaware corporation (formerly known as WarnerMedia Holdings, Inc., the “Borrower”), WARNER BROS. DISCOVERY, INC., a Delaware corporation (“Parent”), the Extending Lenders (as defined below) party hereto, the other Lenders party hereto, and JPMORGAN CHASE BANK, N.A., in its capacities as Administrative Agent and Collateral Agent.

RECITALS:

A. Reference is made to that certain Non-Investment Grade Leveraged Bridge Loan Agreement, dated as of June 26, 2025 (as amended, supplemented, waived or otherwise modified from time to time prior to the Amendment Effective Date, the “Loan Agreement”; the Loan Agreement as amended by this Amendment, the “Amended Loan Agreement”), among the Parent, the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent.

B. The Borrower has requested, subject to the terms and conditions set forth herein, to extend the existing maturity date of the Loans and effect certain other amendments to the Loan Agreement pursuant to and in accordance with Section 11.01 (Amendments, etc.) of the Loan Agreement in connection therewith.

C. The Lenders party hereto, which together constitute (i) the Required Lenders under the Loan Agreement immediately prior to giving effect to the Re-Allocation (as defined below) and (ii) all of the Lenders under the Loan Agreement immediately after giving effect to the Re-Allocation and prior to the effectiveness of the amendments set forth in Section 3 below, have agreed to the amendments contemplated by the foregoing recital.

D. Each of JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas, Deutsche Bank Securities, Inc., National Westminster Bank PLC, Royal Bank of Canada, UBS Securities LLC, Wells Fargo Securities, LLC and Goldman Sachs Bank USA will act as joint bookrunners in connection with this Amendment, and each of JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas, Deutsche Bank Securities, Inc., National Westminster Bank PLC, Royal Bank of Canada, UBS Securities LLC and Wells Fargo Securities, LLC will act as co-syndication agents in connection with this Amendment (collectively in such capacities, the “Amendment No. 1 Arrangers”).

In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms which are defined in the Loan Agreement and not otherwise defined herein have the meanings given in the Loan Agreement.

2. Re-Allocation.

(a) The Borrower hereby notifies the Administrative Agent and the Lenders that each Lender under the Loan Agreement immediately prior to the Amendment Effective Date that has not delivered an executed counterpart to this Agreement (each, a “Non-Consenting Lender”) shall be replaced as set forth in this Section 2. Accordingly, as of the Amendment Effective Date, (x) each Non-Consenting Lender shall be deemed to have assigned and delegated all of its interests, rights and obligations under the Loan Agreement (including, for the avoidance of doubt, all of its outstanding Loans of each Tranche) to each of the Persons listed on Annex A hereto (each, an “Extending Lender”) at par in such a manner as the

Administrative Agent shall direct so as to cause each Extending Lender to hold its Applicable Percentage of each Tranche of outstanding Loans as indicated on Annex A hereto as of the Amendment Effective Date, and each Extending Lender party hereto shall be deemed to have accepted such assignment (the “Re-Allocation”) and (y) each Non-Consenting Lender and each Extending Lender shall be deemed to have executed and delivered an Assignment and Assumption to effect the assignments and delegations to the applicable Extending Lenders pursuant to the preceding clause (x). The Re-Allocation shall take effect on the Amendment Effective Date immediately prior to the effectiveness of the amendments contemplated by Section 3. Each party hereto hereby consents to the Re-Allocation pursuant to and in connection with the terms of this Amendment; provided that no assignment, processing, recordation or other similar fee shall be due or payable by the Borrower, any other Loan Party or any Lender in connection with the Re-Allocation. The Administrative Agent shall reflect the Re-Allocation in the Register. For the avoidance of doubt, the Lenders party hereto consent to the Re-Allocation and waive any non-compliance with the provisions of the Loan Agreement in connection with the Re-Allocation.

(b) By its execution of this Amendment, each Extending Lender (to the extent not already a Lender) (i) represents, warrants and agrees that (A) it has full power and authority, and has taken all action necessary, to consummate the transactions contemplated hereby, and the consummation of the transactions contemplated hereby do not conflict with such Person’s organizational documents or material contracts or with any applicable law, (B) it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and (C) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 of the Loan Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to execute and deliver this Amendment and to accept the applicable Re-Allocation on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any other Agent or any other Lender; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent, any other Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender thereunder and (C) it hereby irrevocably appoints, designates and authorizes the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of the Loan Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Loan Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto, including, without limitation, pursuant to Article IX of the Loan Agreement.

3. Amendments. Effective as of the Amendment Effective Date (as defined below), the Loan Agreement (exclusive of any schedules and exhibits thereto) is hereby amended by making the following changes, and the Loan Agreement as so amended, is hereby ratified, approved and confirmed in each and every respect by all parties hereto:

(a) modify Section 1.01 of the Loan Agreement to add the following definition in appropriate alphabetical order:

“Amendment No. 1” means that certain Amendment No. 1, dated of February 18, 2026, among the Borrower, Parent, the Administrative Agent and each of the Lenders party thereto.

“Linear Business” shall have the meaning assigned to the term “SpinCo Business” in the Separation and Distribution Agreement.

“Merger Agreement” means the Amended and Restated Agreement and Plan of Merger, dated as of January 19, 2026 (including the annexes, exhibits, schedules and all related documents), by and among Parent, Netflix, Inc., a Delaware corporation, Nightingale Sub, Inc., a Delaware corporation, and New Topco 25, Inc., a Delaware corporation, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Separation and Distribution Agreement” has the meaning set forth in the Merger Agreement.

(b) modify Section 1.01 of the Loan Agreement to amend and restate the definition of “Bookrunners” in its entirety as follows:

“Bookrunners” means (i) each of JPMCB, Bank of America, N.A., Goldman Sachs Bank USA, Citibank, N.A., Deutsche Bank Securities Inc., Royal Bank of Canada, Wells Fargo Securities, LLC, Barclays Bank PLC, BNP Paribas and Mizuho Bank, Ltd., each in its capacity as a joint bookrunner and (ii) with respect to Amendment No. 1, each of JPMCB, Barclays Bank PLC, BNP Paribas, Deutsche Bank Securities, Inc., National Westminster Bank PLC, Royal Bank of Canada, UBS Securities LLC, Wells Fargo Securities, LLC and Goldman Sachs Bank USA, each in its capacity as a joint bookrunner.

(c) modify Section 1.01 of the Loan Agreement to amend and restate the definition of “Co-Syndication Agents” in its entirety as follows:

“Co-Syndication Agents” mean (i) JPMCB, Bank of America, N.A., Goldman Sachs Bank USA, Citibank, N.A., Deutsche Bank Securities Inc., Royal Bank of Canada, Wells Fargo Securities, LLC, Barclays Bank PLC, BNP Paribas and Mizuho Bank, Ltd., in their capacities as co-syndication agents and (ii) with respect to Amendment No. 1, JPMCB, Barclays Bank PLC, BNP Paribas, Deutsche Bank Securities, Inc., National Westminster Bank PLC, Royal Bank of Canada, UBS Securities LLC and Wells Fargo Securities, LLC, in their capacities as co-syndication agents.

(d) modify Section 1.01 of the Loan Agreement to amend and restate the definition of “Maturity Date” in its entirety as follows:

“Maturity Date” means the date that is the earlier of (x) June 30, 2027 and (y) the date that the Spin-Off occurs; provided, however, that, in the case of clause (x), if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(e) modify Section 1.01 of the Loan Agreement to amend and restate the definition of “Spin-Off” in its entirety as follows:

“Spin-Off” means the distribution of the equity interests in a Subsidiary of Parent (or, as applicable, of any parent entity thereof) that owns or, following the separation, will own, directly or indirectly, the Linear Business (“SpinCo”) to the equity holders of Parent (or, as applicable, of any parent entity thereof) and that is designated by the Borrower in writing to the Administrative Agent as the “Spin-Off”; provided that, for the avoidance of doubt, the Permitted Spin-Off Reorganization Activities shall not constitute a “Spin-Off”. Without limiting the foregoing, the consummation of the Distribution (as defined in Separation and Distribution Agreement) pursuant to the Separation and Distribution Agreement shall be deemed to constitute the “Spin-Off”.

(f) modify Section 2.09(c) of the Loan Agreement by amending and restating the chart set forth therein in its entirety as follows:

Duration Fee Payment Date	Duration Fee Rate

December 31, 2025	0.30%

March 31, 2026	0.50%

June 30, 2026	0.50%

September 30, 2026	1.00%

December 31, 2026	1.00%

March 31, 2027	1.00%

4. Conditions to Effectiveness of Amendment. This Amendment, including the amendments to the Loan Agreement provided in Section 3 above, shall become effective as of the date (such date, the “Amendment Effective Date”) on which each of the following conditions is satisfied or waived:

(a) The Administrative Agent (or its counsel) shall have received the following, each of which may be original or copies (including in the form of “.pdf” or “tiff”) unless otherwise specified:

(i) this Amendment executed by the Borrower, the Parent, each of the Extending Lenders and the Administrative Agent;

(ii) the Acknowledgment and Consent attached to this Amendment (the “Acknowledgment”) executed by each Guarantor and Grantor (as defined in the Security Agreement) party thereto;

(iii) each of the Bridge Amendment No. 1 Fee Letter and Consent Letter executed by the Borrower, Parent, the Administrative Agent and each of the Extending Lenders;

(vi) (A) an opinion of Debevoise & Plimpton LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, (B) an opinion of Potter Anderson & Corroon LLP, special Delaware counsel to the Loan Parties, addressed to the Administrative Agent and each Lender and (C) an opinion of Womble Bond Dickinson (US) LLP, special Ohio counsel to the Loan Parties, addressed to the Administrative Agent and each Lender; in the case of each of (A), (B) and (C), in a form reasonably satisfactory to the Administrative Agent; and

(vii) customary secretary’s certificates of the Borrower and the Parent with respect to incumbency, organizational documents, customary evidence of authority and customary good standing certificates in the jurisdiction of organization of the Borrower and the Parent from public officials in connection with this Amendment.

(b) The Administrative Agent and the Extending Lenders shall have received at least three Business Days prior to the Amended Effective Date all documentation and information as is reasonably requested in writing by the Administrative Agent or such Lender at least 10 Business Days prior to the Amendment Effective Date, about the Borrower and the Guarantors required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Act. If any Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230, such Borrower shall have delivered to each requesting Extending Lender at least three Business Days prior to the Amendment Effective Date (to the extent requested by such Extending Lender at least 10 Business Days prior to the Amendment Effective Date) a Beneficial Ownership Certification in relation to such Borrower.

(c) All fees and reimbursement of expenses invoiced no later than two Business Days prior to the Amendment Effective Date which are related to the Amendment and payable to the Administrative Agent and/or the Extending Lenders, in each case, as separately agreed in writing among Parent, the Borrower and JPMorgan Chase Bank, N.A. or any Extending Lender, as applicable, shall have been paid to the extent due.

(d) The Borrower shall pay to the Administrative Agent, for the ratable distribution to the applicable Lenders immediately prior to the Amendment Effective Date, all accrued and unpaid interest on the Loans to, but not including, the Amendment Effective Date.

The execution and delivery of this Amendment by the Administrative Agent and each Lender party hereto shall, in each case, conclusively be deemed to constitute an acknowledgment by such Person that each of the conditions set forth in this Section shall have been satisfied in accordance with its terms or shall have been irrevocably waived by such Person.

5. Effect of Amendment; Acknowledgment. This Amendment is limited solely to the matters expressly set forth herein. Subject to the express terms of this Amendment, each of the Loan Agreement and the other Loan Documents shall remain in full force and effect, and each party hereto acknowledges and agrees that all of their obligations hereunder and under the Loan Agreement and the other Loan Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Loan Agreement or constitute a waiver of or consent to any departure from any term or provision of the Loan Agreement or to any further or future action on the part of any Loan Parties that would require a waiver or consent of the requisite Lenders or the Administrative Agent. Upon the effectiveness of this Amendment, (x) each reference in the Loan Agreement and in any schedules and exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Amended Loan Agreement and (y) each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to the Amended Loan Agreement. This Amendment shall not constitute a novation of the Loan Agreement or any other Loan Document.

6. Representations and Warranties. In order to induce the Administrative Agent and the Extending Lenders to enter into this Amendment, the Borrower (on behalf of itself and each of the Subsidiary Guarantors) and the Parent (with respect to itself) represents and warrants to the Administrative Agent and the Extending Lenders as follows:

(a) this Amendment and/or the Acknowledgment, as applicable, has been duly authorized, executed and delivered by each of the Loan Parties party thereto and constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing after giving effect to the effectiveness of this Amendment; and

(c) the representations and warranties set forth in Article V of the Amended Loan Agreement are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of the Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they will have been true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date.

7. Governing Law; Jurisdiction, Etc. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 (Governing Law; Jurisdiction; Etc.) and 11.15 (Waiver of Jury Trial) of the Loan Agreement.

8. Miscellaneous.

(a) The provisions of Sections 11.04 (Expenses; Indemnity; Damage Waiver) (except clause (c) thereof); 11.07 (Treatment of Certain Information; Confidentiality); 11.10 (Integration; Effectiveness); 11.11 (Survival of Representations and Warranties); 11.16 (No Advisory or Fiduciary Responsibility) and 11.17 (Electronic Execution; Electronic Records; Counterparts) of the Loan Agreement shall apply with like effect to this Amendment. This Amendment shall constitute a “Loan Document” for all purposes under the Loan Agreement and the Amended Loan Agreement.

(b) Notwithstanding any other provision of this Amendment or the Amended Loan Agreement to the contrary, each Amendment No. 1 Arranger is named as such herein for recognition purposes only, and in its capacity as such shall have no duties, responsibilities or liabilities with respect to this Amendment. Without limitation of the foregoing, the Amendment No. 1 Arrangers in their respective capacities as such shall not, by reason of this Amendment, the Amended Loan Agreement or other Loan Document, have any fiduciary relationship in respect of any Lender, any Loan Party or any Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DISCOVERY GLOBAL HOLDINGS, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNER BROS. DISCOVERY, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

[Signature Page to Amendment No.1 to Loan Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Patrick J. Minnick
Name:	Patrick J. Minnick
Title:	Executive Director

[Signature Page to Amendment No.1 to Loan Agreement]

Barclays Bank PLC, as a Lender

By:	/s/ Adam E. Schroeder
Name:	Adam E. Schroeder
Title:	Vice President

[Signature Page to Amendment No.1 to Loan Agreement]

BNP Paribas, as a Lender

By:	/s/ David Berger
Name:	David Berger
Title:	Managing Director

By:	/s/ Isaac Radnitzer
Name:	Isaac Radnitzer
Title:	Vice President

[Signature Page to Amendment No.1 to Loan Agreement]

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Director

By:	/s/ Suzan Onal
Name:	Suzan Onal
Title:	Director

[Signature Page to Amendment No.1 to Loan Agreement]

National Westminster Bank plc, as a Lender

By:	/s/ Greg Vickers
Name:	Greg Vickers
Title:	Director, Leveraged & Acquisition Finance

[Signature Page to Amendment No.1 to Loan Agreement]

Royal Bank of Canada, as a Lender

By:	/s/ Vincent Tingos
Name:	Vincent Tingos
Title:	Authorized Signatory

[Signature Page to Amendment No.1 to Loan Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Larcy Naval
Name:	Larcy Naval
Title:	Director

If second signature is necessary:

By:	/s/ Muhammad Afzal
Name:	Muhammad Afzal
Title:	Director

[Signature Page to Amendment No.1 to Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tracy L. Moosbrugger
Name:	Tracy L. Moosbrugger
Title:	Managing Director

[Signature Page to Amendment No.1 to Loan Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

[Signature Page to Amendment No.1 to Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian McNelis
Name:	Brian McNelis
Title:	Executive Vice President

[Signature Page to Amendment No.1 to Loan Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By:	/s/ Max Wallins
Name:	Max Wallins
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

[Signature Page to Amendment No.1 to Loan Agreement]

Société Générale, as a Lender

By:	/s/ Jonathan Logan
Name:	Jonathan Logan
Title:	Managing Director

[Signature Page to Amendment No.1 to Loan Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Justin Robinson
Name:	Justin Robinson
Title:	Authorized Signatory

[Signature Page to Amendment No.1 to Loan Agreement]

MUFG BANK, LTD., as a Lender

By:	/s/ Timothy Dilworth
Name:	Timothy Dilworth
Title:	Managing Director

[Signature Page to Amendment No.1 to Loan Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason Shrader
Name:	Jason Shrader
Title:	Executive Director

[Signature Page to Amendment No.1 to Loan Agreement]

ING Capital LLC, as a Lender

By:	/s/ Michael Bieber
Name:	Michael Bieber
Title:	Managing Director

If second signature is necessary:

By:	/s/ Will Felder
Name:	Will Felder
Title:	Director

[Signature Page to Amendment No.1 to Loan Agreement]

Acknowledgment and Consent

Each of the following Guarantors and Grantors (as defined in the Security Agreement) acknowledges and consents to each of the foregoing provisions of this Amendment. Each such Guarantor and Grantor further acknowledges and agrees that all obligations under the Loan Agreement and the other Loan Documents, as modified by this Amendment, shall be fully guaranteed or secured, as applicable, pursuant to the applicable Guaranty or the Security Agreement, as applicable, in accordance with the applicable terms and provisions thereof.

DISCOVERY COMMUNICATIONS, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

SCRIPPS NETWORKS INTERACTIVE, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

HISTORIC AOL LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

HISTORIC TW INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

TURNER BROADCASTING SYSTEM, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

TURNER NETWORK TELEVISION, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNER MEDIA, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

CABLE NEWS NETWORK, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

CNN INTERACTIVE GROUP, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

DISCOVERY COMMUNICATIONS HOLDING, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

DISCOVERY DIGITAL VENTURES, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

DISCOVERY.COM, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

SCRIPPS NETWORKS, LLC
By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

SUPERSTATION, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

THE CARTOON NETWORK, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

THE TRAVEL CHANNEL, L.L.C.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

TURNER SPORTS, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WBD DISCOVERY HOLDINGS, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

HOME BOX OFFICE, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNER COMMUNICATIONS LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNERMEDIA DIRECT, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

NEW LINE PRODUCTIONS, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNER BROS. CONSUMER PRODUCTS, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNER BROS. ENTERTAINMENT INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNER BROS. HOME ENTERTAINMENT INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNER BROS. INTERNATIONAL TELEVISION DISTRIBUTION INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNER BROS. WORLDWIDE TELEVISION DISTRIBUTION INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNERMEDIA DIRECT LATIN AMERICA, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WARNERMEDIA SERVICES, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WB GAMES INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WB STUDIO ENTERPRISES INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

WBD INTERNATIONAL CONTENT, LLC

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer

CASTLE ROCK ENTERTAINMENT, INC.

By:	/s/ Fraser Woodford
Name:	Fraser Woodford
Title:	Executive Vice President and Treasurer